Donald E. Morel, Jr., Ph.D.
Chairman and Chief Executive Officer
William J. Federici
Vice President and Chief Financial Officer
Investor Relations Contact:
Michael A. Anderson
Vice President and Treasurer
mike.anderson@westpharma.com
Sidoti & Company LLC
6th Annual Palm Beach Emerging Growth Institutional Investor Forum
January 15, 2009 Palm Beach, FL
NYSE: WST
westpharma.com
All trademarks and registered trademarks are the property of West Pharmaceutical Services, Inc., unless noted otherwise.

Certain statements in the following slides and certain statements that may be made by management of the Company orally during this presentation contain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities
Exchange Act of 1934, as amended, that are based on management’s plans and assumptions. Such statements give our current expectations or forecasts of future events; they do not relate strictly to historical or current facts. We have tried, wherever possible, to identify such statements by using words such as “estimate,” “expect,” “intend,” “believe,” “plan,” “anticipate” and other words and terms of similar meaning in connection with any discussion of future operating or financial performance or condition.
We cannot guarantee that any forward-looking statement will be realized. If known or unknown risks or uncertainties materialize, or if underlying assumptions are inaccurate, actual results could differ materially from past results and those expressed or implied in any forward-looking statement.
You should bear this in mind as you consider forward-looking statements. We undertake no obligation to publicly update forward-looking statements, whether as a result of new information, future events or otherwise.
Important factors that may affect future results include, but are not limited to, the following: Revenue and profitability: ales demand and our ability to meet that demand; competition from other providers in the Company’s businesses, including customers’ in-house operations, and from lower-cost producers in emerging markets, which can impact unit volume, price and profitability; customers’ changing inventory requirements and manufacturing plans that alter existing orders or ordering patterns for the products we supply to them; the timing, regulatory approval and commercial success of customer products that incorporate our products, including the availability and scope of relevant public and private health insurance reimbursement for prescription products, medical devices and components and medical procedures in which our customers’ products are employed or consumed;
average profitability, or mix, of products sold in any reporting period; maintaining or improving production efficiencies and overhead absorption; the timeliness and effectiveness of capital investments, particularly capacity expansions, including the effects of delays and cost increases associated with construction, availability and cost of capital goods, and necessary internal, governmental and customer approvals of planned and completed projects, and the demand for goods to be produced in new facilities ; dependence on third-party suppliers and partners, some of which are single-source suppliers of critical materials and products, including our Japanese partner and affiliate Daikyo Seiko, Ltd.; the availability and cost of skilled employees required to meet increased production, managerial, research and other needs of the Company, including professional employees and persons employed under collective bargaining agreements; interruptions or weaknesses in our supply chain, which could cause delivery delays or restrict the availability of raw materials and key bought-in components and finished products; raw-material price escalation, particularly petroleum-based raw materials, and our ability to pass raw-material cost increases on to customers through price increases; and, claims associated with product quality, including product liability, and the related costs of defending and obtaining insurance indemnifying the Company for the cost of such claims; the cost and progress of development, regulatory approval and marketing of new products as a result of the Company’s research and development efforts; the defense of self-
developed or in-licensed intellectual property, including patents, trade and service marks and trade secrets; dependence of normal business operations on information and communication systems and technologies provided, installed or operated by third parties, including costs and risks associated with planned upgrades to existing business systems; the effects of a prolonged U.S. and global economic downturn or recession; the relative strength of the
U.S. dollar in relation to other currencies, particularly the Euro, British Pound, and Japanese Yen; changes in tax law or loss of beneficial tax incentives;
the conclusion of unresolved tax positions inconsistent with currently expected outcomes; the timely execution and realization of savings anticipated by the restructuring plan for certain operations and functions of The Tech Group, announced in December 2007; significant losses on investments of pension plan assets relative to expected returns on those assets, will, if sustained through year-end, result in significantly higher pension expense in
2009 and increase the Company’s pension funding obligations; and, other risks and uncertainties detailed in West’s filings with the Securities and
Exchange Commission, including our annual report on Form 10-K for the year 2007 and our periodic reports on Form 10-Q and Form 8-K. You should evaluate any statement in light of these important.
Forward Looking Statements

Who We Are
• Founded in 1923
• Global Headquarters near
 Philadelphia
• Market capitalization $1.2 billion
• World’s premier manufacturer
 of components and systems
 for injectable drug delivery
 – Closure systems and prefillable
 syringe components
 – Components for disposable systems
 – Devices and device sub-assemblies
 – Safety and administration systems

• Stability/efficacy/shelf life
• Safety; “Quality by Design”
• Time to market
• Component selection
• Reconstitution
• Safety (needles and
 exposure)
• Convenience/Compliance
• Dosing accuracy
• Ease of use
• Compliance
• Convenience
DRUG PACKAGING
DRUG PREPARATION
DRUG ADMINISTRATION
What We Do
Production
Patient
West’s products and innovations address these needs

West’s Competitive Advantage
 • Global manufacturing footprint
 • Unmatched experience/expertise: drug - material interface
 – Global regulatory and technical support
 • Protected IP: Proprietary materials and technology
 • Regulatory barrier to entry: US NDA and ANDA filing must
 include reference to all packaging/components in contact
 with the drug
  1.  West Drug Master File (DMF) 1546 is confidential
       2.  West DMF includes functionality data (multi-year studies)
     3.  All primary package changes require new stability/functionality studies for new filing
 • Engineering expertise in high-volume manufacturing, assembly, and vision inspection

West

Delivering Innovative Solutions

NOVARTIS

MERCK

AMGEN

Genentech
IN BUSINESS FOR LIFE

gsk GlaxoSmithKline

AstraZeneca

Roche

sanofi aventis

Lilly

Pfizer

Wyeth

Medtronic
When Life Depends on Medical Technology

Bristol-Myers Squibb

BD

Johnson & Johnson

Procter & Gamble

novo nordisk

TEVA
TEVA PHARMACEUTICAL INDUSTRIES LTD.

Baxter

B BRAUN

Abbott Laboratories

Hospira

Diverse, Stable Customer Base

West

Delivering Innovative Solutions

$1,200
$1,000
$800
$600
$400
$200
$-
Net Sales
$120
$100
$80
$60
$40
$20
$-
Income from continuing operations
2003
2004
2005
2006
2007
Sales
Income from continuing operations

Sales and Income from Continuing Operations
($ in millions)

Delivering Innovative Solutions

Global Revenue Breakdown

Based on 2007 Sales

South America
5%
North America
49%
Europe
42%
Asia/Pacific
4%

2008 Overview
• A challenging year
 – Exubera, ESA packaging, diagnostic
 component lost sales impact
 – Commodity, currency market instability
 – Global economic downturn
• Strong growth in core component sales
• Tech restructuring completed
• China plant construction underway
• Expansion programs on schedule/budget
Exubera is a registered trademark of Pfizer, Inc.

Market Dynamics Support Future Growth
• Increasing number of patients
 with chronic illnesses
• Many of these are treated with
 biologic drugs
• Biologic drugs demand ultra-
 clean delivery systems
• Point of Care Shift: Hospital to
 Specialty Clinic to Home
• Safe, accurate dosing needs
 are pushing the market toward
 integrating the container/
 closure system into the delivery
 system
• Generic growth
Source: Datamonitor
Oncology & Hematology
 Auto-Immune
 (RA, MS, AIID)
Diabetes/Insulin
Vaccines

Drug Packaging
(How it is contained)
Primary Container Solutions
Prefillable Syringe Systems
Drug Delivery
(How it gets into the patient)
Administration Systems
Advanced Injection Systems
Development
Primary Package
Administration
Our Growth Opportunities

Corporate Growth Strategy
Pharmaceutical Systems
• Primary Drug Packaging
 – Enhance quality and value of components
 – Lean manufacturing
• Innovative materials and systems
• Selective acquisitions
• Geographic expansion

Primary Drug Packaging
West FluroTec®
Components
Seal - Stopper - Vial
Daikyo Crystal Zenith® Vials
Estimated Market Size - $1.5 billion
CAGR - 4%
Source: Company estimate for vial systems only
West Spectra™ Seals
Crystal Zenith is a registered trademark of Daikyo Seiko, Ltd.
FluroTec and Crystal Zenith technologies are licensed from Daikyo Seiko, Ltd.

Building Value in the Drug Packaging market
Uncoated 4432/50 V35
$50
$200
4432/50 S2 FluroTec®
Westar RS
$250
4432/50 S2 FluroTec®
Westar RS B2-40 Port Bag
$300
4432/50 S2 FluroTec®
Westar® RS B2-40
(1000 packs)
$465
4432/50 Sterile S2 W
(RU) Ready Pack™
(1000 packs)
$2,900
RU Ready Pack™ System
(small volume sourcing only)
$3,500
$360

Corporate Growth Strategy
Pharmaceutical Systems
• Primary Drug Packaging
 – Enhance quality and value of components
 – Lean manufacturing
• Innovative materials and systems
• Selective acquisitions
• Geographic expansion
 – Capacity build - Europe, Singapore, North America
 – China Plastics
 – India Rubber site selection

Europe Plant Investments
LeNouvion
plant
LeNouvion
clean room
Eschweiler
molding
Eschweiler plant
Eschweiler, Germany
Compression molding facility
LeNouvion, France
Compression molding facility

Europe Plant Investments
Kovin plant
Kovin packing area
Bodmin tool building
Bodmin, UK
Tool building facility
Kovin, Serbia
Compression molding facility
Bodmin plant

U.S. Plant Investments
Clearwater plant
Kinston plant
Kinston compounding
area
Clearwater
seal assembly
Clearwater, FL
Aluminum seal manufacturing
Kinston, NC
Compression
molding facility

Delivering Innovative Solutions

MONGOLIA
Ulaanbaatar
GOBI DESERT
CHINA
Beijing
Tianjin
Jinan
Taiyuan
Baotou
Lanzhou
Xi'an
Zhengzhou
Nanjing
Shanghai
Wuhan
Chengdu
Chongqing
Changsha
Nanchang
Guiyang
Kunming
Lhasa
Guangzhou
Nanning
Hong Kong S.A.R.
Harbin
Changchun
Shenyang
Dalian
Qingdao
Khabarovsk
Vladivostok
Sea of Japan
JAPAN
Sapporo
Yokohama
Nagoya
Osaka
Fukuoka
NORTH KOREA
Pyongyang
Seoul
SOUTH KOREA
Yellow Sea
East China Sea
Okinawa
RYUKYU ISLANDS (JAPAN)
Tropic of Cancer
Taipei
Taiwan
Philippine Sea
BHUTAN
Thimphu
Dhaka
BURMA
LAOS
Vientiane
Hanoi
Haiphong

China Expansion
China plant (rendering)
Suzhou, China
Precision injection
molding facility

Plastic Plant - Construction activities

Delivering Innovative Solutions

JAMMU & KASHMIR
HIMACHAL PRADESH
PUNJAB
RAJASTHAN
UTTAR PRADESH
BIHAR
ASSAM
NAGALAND
GUJARAT
MADHYA PRADESH
WEST BENGAL
CHHATTISGARH
MAHARASHTRA
ORISSA
Mumbai
ANDHRA PRADESH
KARNATAKA
TAMILNADU
ANDAMAN & NICOBAR ISLANDS

 India represents a significant growth opportunity
 Two regions being evaluated:
   Ahmedabad
    Hyderabad
 Broad generic infrastructure
  Rapidly growing R&D
  Strong biologics focus

Corporate Growth Strategy
• Tech Group - Safety and Administration
 Systems
 • Build market share in multi-component
 systems for drug administration
 • Expand proprietary product portfolio
 through innovation and strategic
 technology acquisitions

Safety and Administration Systems
Vial2Bag™
Mix2Vial®
MixJect®
Total Market - $1.5 billion
CAGR - 11%
Source: Greystone Associates and Company estimate
Orion Safety
System

New Products
2009 - 2013
Auto-injector System
Daikyo Crystal Zenith®
prefillable syringes
Daikyo Crystal Zenith® is a registered trademark of Daikyo Seiko, Ltd.

Critical Stability Issues for Biotechnology Drugs
• Aggregation
 – Silicone, Tungsten, Glue, Mfg. Processing
• Adsorption - vials and syringes
 – Impacts potency of large molecules
• Immunogenicity/Neurogenicity
• Polysorbate 20 and 80
 – Detergents used for mitigating aggregation
 – Highly unpredictable
 • Too much creates aggregation
 • Potential for peroxide creation

Model antibody
Higher extent of aggregation in Glass compared to CZ
Daikyo Crystal Zenith®
Glass

• Generate organic growth
• Improve operating margin
• Continue investing for the future
 – Innovation programs
 • New product launches
 – Geographic expansion: China, India
 – Capacity Expansion: Europe, North America
 – Information systems
 – Selective technology/product acquisitions
• Maximize operating cash flow - tightly manage CapEx
• Maintain a strong balance sheet
Management Operating Priorities 2009

September Results
($ in millions, except per share data)
* 2008 diluted EPS from continuing operations excludes an $0.11 per share net gain on a contract settlement related to a discontinued
product line, a $0.05 per share impact of Tech restructuring charges and $0.09 per share of discrete tax benefits.
2007 diluted EPS from continuing operations excludes $0.18 of discrete tax benefits and an $0.18 unfavorable impact for Brazilian social security, excise and other tax compliance issues.
 Nine months ended September 30,
 2008
 2007
Net Sales
 $806.3
 $764.0
Gross Margin
28.9%
29.0%
Research and Development
14.8
11.5
SG&A
122.5
112.8
Income from Continuing Ops
68.3
65.2
Diluted EPS from Continuing Ops
$1.98
$1.86
Diluted EPS from Continuing Ops (Non-GAAP) *
$1.83
$1.86

Capital Management
($ millions, except %)
9/30/08
12/31/07
Total Debt
$ 382.5
$ 395.1
Total Capitalization
 920.5
886.0
 Debt to Total Invested Capital
41.6%
44.6%
Cash
$ 102.5
$ 108.4
 Net Debt to Total Invested Capital
34.2%
36.9%
 Year-To-Date Capital Spending
 $ 88.2
$ 129.4

Summary
 • Fundamental business drivers remain unchanged
 • Long term growth opportunities intact
 • Solid balance sheet
 • Seasoned, experienced management team
 – Incentives closely tied to growth in shareholder value
 • Year end call Thursday February 19 9:00AM

Donald E. Morel, Jr., Ph.D.
Chairman and Chief Executive Officer
William J. Federici
Vice President and Chief Financial Officer
Investor Relations Contact:
Michael A. Anderson
Vice President and Treasurer
mike.anderson@westpharma.com
Sidoti & Company LLC
6th Annual Palm Beach Emerging Growth Institutional Investor Forum
January 15, 2009 Palm Beach, FL
NYSE: WST
westpharma.com
All trademarks and registered trademarks are the property of West Pharmaceutical Services, Inc., unless noted otherwise.